EXHIBIT 99.1

FOR IMMEDIATE RELEASE



  ACCESS INTEGRATED TECHNOLOGIES, INC. ANNOUNCES FIRST QUARTER 2005 RESULTS


MORRISTOWN, N.J. - AUGUST 12, 2004 - ACCESS INTEGRATED TECHNOLOGIES, INC. ("ACCESSIT" OR THE "COMPANY") (AMEX: AIX) today reported revenues of $2,211,000, an EBITDA (1) (defined below) loss of $124,000, and a net loss of $965,000 or a loss of $0.11 per diluted share, for its first fiscal quarter ended June 30, 2004.

FIRST QUARTER HIGHLIGHTS

o Quarterly revenues increased by 56%, to $2,211,000 from $1,421,000 in the comparable year ago period.

o Net loss available to common stockholders for the three months ended June 30, 2004 was $965,000 compared to a loss of $1,148,000 in the comparable year ago period.

o EBITDA for the three months ended June 30, 2004 was a loss of $124,000, compared to an EBITDA loss of $12,000 in the comparable year ago period. Adjusted EBITDA1 (defined below), which also excludes non-cash stock based compensation, for the three month period ended June 30, 2004 was a loss of $120,000, compared to an Adjusted EBITDA loss of $6,000 in the comparable year ago period.

o Loss from operations in the June 2004 quarter increased to $898,000, from a loss of $631,000 in the June 2003 quarter. The increase was due to higher selling, general and administrative expenses, due to increased headcount at Access Digital Media and as a result of the prior year acquisitions, and to higher depreciation and amortization resulting from the increased asset base.

o On June 7th, the company completed a previously announced $4.87 million private placement of 1,217,500 shares of its Class A common stock with institutional and other accredited investors. Investors have also received warrants, exercisable upon receipt, to purchase 243,500 shares of Class A common stock at $4.80 per share. In addition, the Company has also issued warrants to the placement agent, exercisable upon receipt, to purchase 60,875 shares of its Class A common stock at an exercise price of $4.80 per share. The net proceeds to the Company are estimated to be $4.0 million.

Bud Mayo, Chief Executive Officer of ACCESSIT, stated, "We remain committed to investing in our business, not only to support rapid growth, but to ensure that we have the resources - hardware, software and, most importantly, the people, that will enable us to continue as the technology provider-of-choice for the movie entertainment industry."

--------

1 EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, and other income/(expense), net, and non-recurring items. Adjusted EBITDA is defined by the Company to be earnings before interest, taxes, depreciation and amortization, other income/(expense), net, non-recurring items, and non-cash stock-based compensation. EBITDA and Adjusted EBITDA are presented because management believes it provides additional information with respect to the performance of its fundamental business activities. A reconciliation of EBITDA to GAAP net income is included in the table attached to this release. EBITDA is a measure of cash flow typically used by many investors, but is not a measure of earnings as defined under Generally Accepted Accounting Principles, and may be defined differently by others.

--------------------------------------------------------------------------------
(973) 290-0080                          55 Madison Avenue, Morristown, NJ  07960
--------------------------------------------------------------------------------

CONFERENCE CALL NOTIFICATION (ACCESSIT) will host a conference call to discuss its financial results at 10:30 a.m. EDT on Thursday, August 12, 2004. The conference can be accessed by dialing 617-614-3453, passcode 79271989 at least five minutes before the start of the call. The conference call will also be webcast simultaneously and will be accessible via the web on ACCESSIT's Web site, www.accessitx.com. A replay of the call will be available at 617-801-6888, passcode 60504758 through Thursday, August 19, 2004.

ACCESS INTEGRATED TECHNOLOGIES, INC. (ACCESSIT) is an early mover in offering a fully managed storage and delivery service for owners and distributors of digital content to movie theaters and other venues. Supported by its robust platform of fail-safe Internet data centers, ACCESSIT is able to leverage the market-leading role of its Hollywood Software subsidiary with the innovative digital delivery capabilities of its Digital Media unit to provide the highest level of technology available to service the emerging digital cinema industry.

SAFE HARBOR STATEMENT Investors and readers are cautioned that certain statements contained in this document, as well as some statements in periodic press releases and some oral statements of ACCESSIT officials during presentations about ACCESSIT, along with ACCESSIT 's filings with the Securities and Exchange Commission, including ACCESSIT 's registration statements, quarterly reports on Form 10-QSB and annual report on Form 10-KSB, are "forward-looking" statements within the meaning of the Private Securities
Litigation Reform Act of 1995 (the "Act"). Forward-looking statements include statements that are predictive in nature, which depend upon or refer to future events or conditions, which include words such as "expects", "anticipates", "intends", "plans", "could", "might", "believes", "seeks", "estimates" or similar expressions. In addition, any statements concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible future actions, which may be provided by ACCESSIT's management, are also forward-looking statements as defined by the Act. Forward-looking statements are based on current expectations and projections about future events and are subject to various risks, uncertainties and assumptions about ACCESSIT, its technology, economic and market factors and the industries in which ACCESSIT does business, among other things. These statements are not guarantees of future performance and ACCESSIT undertakes no specific obligation or intention to update these statements after the date of this release.

                                                        # # #
Contact:

Suzanne Tregenza                                        Michael Glickman
ACCESSIT                                                The Dilenschneider Group
55 Madison Avenue                                       212.922.0900
Suite 300
Morristown, NJ  07960
973.290.0080
www.accessitx.com


                                      Access Integrated Technologies, Inc.
                                      Consolidated Statements of Operations
                                 (In thousands, except share and per share data)
                                                   (unaudited)
                                                                                 Three Months Ended
                                                                          June 30,                June 30,
                                                                            2003                   2004
                                                                            ----                   ----
Revenues:
  Media services                                                   $             --         $            532
  Datacenters                                                                 1,421                    1,679
                                                                   ----------------         ----------------
        Total revenues                                                        1,421                    2,211
Costs of revenues (exclusive of depreciation)
  Media services                                                                 --                      115
  Datacenters                                                                   869                    1,017
                                                                   ----------------         ----------------
        Total costs of revenues                                                 869                    1,132
                                                                   ----------------         ----------------
     Gross profit                                                               552                    1,079
 Operating expenses
     Selling, general and administrative (excludes non-cash stock               558                    1,152
        based compensation of $6 in 2003 and $4 in 2004)
     Research and development                                                    --                       47
     Non-cash stock-based compensation                                            6                        4
     Depreciation and amortization                                              619                      774
                                                                   ----------------         ----------------
     Total operating expenses                                                 1,183                    1,977
                                                                   ----------------         ----------------
Loss from operations                                                          (631)                    (898)

Interest income                                                                  1                        --
Interest expense                                                              (116)                     (97)
Non-cash interest expense                                                      (80)                     (47)
Minority Interest in subsidiary                                                 --                        10
Other expense, net                                                              (6)                     (11)
                                                                   ----------------         ----------------
Net loss before income taxes                                                  (832)                  (1,043)
Income tax benefit                                                               --                       78
                                                                   ----------------         ----------------
Net loss                                                                      (832)                    (965)

Accretion related to redeemable convertible preferred stock                   (226)                       --
Accretion of preferred dividends                                               (90)                       --
                                                                  -----------------         ----------------
Net loss available to common stockholders                         $         (1,148)         $          (965)
                                                                  -----------------         ----------------
Net loss available to common stockholders per common share
   Basic and diluted                                              $          (0.38)         $         (0.11)
                                                                  -----------------         ----------------
Weighted average number of common shares outstanding
   Basic and diluted                                                     3,021,577                 8,517,746
                                                                  -----------------         ----------------


                                          Access Integrated Technologies, Inc.
                                         EBITDA and Adjusted EBITDA (as defined)
                                            Reconciliation to GAAP Net Income
                                                     (In thousands)
                                                       (unaudited)
                                                                                Three Months Ended
                                                                         June 30,               June 30,
                                                                           2003                   2004
                                                                           ----                   ----

Net loss                                                              $    (832)               $    (965)

ADD BACK:
   Depreciation and amortization                                             619                      774
   Interest income                                                           (1)                       --
   Interest expense                                                          116                       97
   Non-cash interest expense                                                  80                       47
   Minority Interest in subsidiary                                            --                     (10)
   Income tax benefit                                                         --                     (78)
   Other expense, net                                                          6                       11
                                                                      ----------               ----------
EBITDA (as defined)                                                   $     (12)               $    (124)
                                                                      ----------               ----------

ADD BACK:
   Non-cash stock-based compensation                                           6                        4
                                                                      ----------               ----------
Adjusted EBITDA (as defined)                                          $      (6)               $    (120)
                                                                      ----------               ----------


                                            Access Integrated Technologies, Inc.
                                                 Consolidated Balance Sheet
                                              (In thousands, except share data)
                                                         (unaudited)

                                                                                   March 31,             June 30,
                                                                                     2004                  2004
                                                                                     ----                  ----
Assets
   Current assets
    Cash and cash equivalents                                                   $      2,330         $     5,249
    Accounts receivable,net                                                              509                 713
    Prepaids and other current assets                                                    296                 317
    Unbilled revenue                                                                       8                  65
                                                                                ------------         -----------
          Total current assets                                                         3,143               6,344

Property and equipment, net                                                            5,865               5,518
Intangible assets, net                                                                 4,200               3,838
Capitalized software costs, net                                                        1,430               1,509
Goodwill                                                                               5,378               5,371
Deferred costs                                                                            91                 133
Unbilled revenue, net of current portion                                                 596                 557
Security deposits                                                                        472                 469
                                                                                ------------         -----------
          Total assets                                                          $     21,175         $    23,739
                                                                                ============         ===========

Liabilities, redeemable stock and stockholders' equity
   Current liabilities
    Accounts payable and accrued expenses                                       $      1,371         $       940
    Current portion of notes payable                                                     650                 812
    Current portion of customer security deposits payable                                 38                  41
    Current portion of capital leases                                                    115                  86
    Current portion of deferred revenue                                                  755                 616
    Current portion of deferred rent expense                                               2                  44
                                                                                ------------         -----------
    Total current liabilities                                                          2,931               2,539
                                                                                ------------         -----------

    Notes payable, net of current portion                                              5,589               5,344
    Customer security deposits, net of current portion                                   117                 113
    Deferred revenue, net of current portion                                             271                 254
    Capital leases, net of current portion                                                35                  35
    Deferred rent expense                                                                884                 895
    Deferred tax liability                                                             1,520               1,442
    Minority interest in subsidiary                                                       10                  --
    Common stock warrants                                                                 --                 776
                                                                                ------------         -----------
          Total liabilities                                                           11,357              11,398
                                                                                ------------         -----------

Commitments and contingencies

Redeemable Class A common stock, issued and outstanding,
53,534 shares                                                                            238                 238

Stockholders' equity
    Class A common stock, $0.001 par value per share; 40,000,000 shares authorized; shares issued and outstanding, June 30,2004 -
       8,530,530 shares, and March 31, 2004 - 7,281,730 shares                             7                   8

    Class B common stock, $0.001 par value per share; 15,000,000
       shares authorized; shares issued and outstanding, 1,005,811                         1                   1

    Additional paid-in capital                                                        24,271              27,758
    Accumulated deficit                                                             (14,699)            (15,664)
                                                                                ------------         -----------
          Total stockholders' equity                                                   9,580              12,103
                                                                                ------------         -----------
            Total liabilities, redeemable
              stock and stockholders' equity                                     $    21,175          $   23,739
                                                                                ============         ===========